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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-21667) of Hercules Incorporated of our report dated June 22, 1999 relating to the financial statements, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 29, 1999